UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2006


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       0-439                 16-0338330
    ----------------------------       --------------        -------------------
    (State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)                  File Number)          Identification No.)


                   815 S. Main Street, Grapevine, Texas              76051
                   ---------------------------------------       -------------
                   (Address of principal executive offices)        (Zip code)


       Registrant's telephone number, including area code: (817) 239-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the  Exchange  Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         On November 13, 2006, American Locker Group Incorporated issued a press release regarding the status of its review of its financial reporting systems and procedures and the strengthening of its internal financial and accounting staff. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.        Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibits are filed with this report:

         99.1 Press release dated November 13, 2006 (filed herewith).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN LOCKER GROUP INCORPORATED


                                       By: /s/ Edward F. Ruttenberg
                                           -------------------------------------
                                           Edward F. Ruttenberg
                                           Chairman, Chief Executive Officer,
                                           Chief Operating Officer and Treasurer
Dated:  November 13, 2006